UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 2, 2019

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865-453-2650)
(Registrant’s telephone number, including area code) N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	SMBK	The Nasdaq Stock Market

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of shareholders (the “Annual Meeting”) of SmartFinancial, Inc. (the “Company”) was held on May 2, 2019. At the Annual Meeting, Victor L. Barrett, Monique P. Berke, William (“Billy”) Y. Carroll, Jr., William (“Bill”) Y. Carroll, Sr., Clifton N. Miller, Ted C. Miller, David A. Ogle, Steven B. Tucker, Wesley M. (“Miller”) Welborn, Keith E. Whaley, O.D., J. Beau Wicks, and Geoffrey A. Wolpert were elected as directors of the Company, to serve in such capacity until the 2020 annual meeting of Company shareholders. Additionally, at the Annual Meeting, the Company’s shareholders (i) ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Definitive Proxy Statement for the Annual Meeting on Schedule 14A, filed by the Company with the Securities and Exchange Commission on March 19, 2019 (the “Proxy Statement”), and (iii) voted, on a non-binding, advisory basis, on the frequency with which Company shareholders should have future non-binding, advisory votes on the compensation of the Company’s named executive officers, with a majority of the shares voted voting in favor of once every three years.

The final voting results for each proposal put to a vote at the Annual Meeting, all of which proposals were described in the Proxy Statement, are set forth below.

(a)	Election of Directors. The Company’s shareholders elected each director nominee by the vote indicated for each such nominee below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Victor L. Barrett	7,457,905	578,131	3,033,592
Monique P. Berke	8,014,011	22,025	3,033,592
William (“Billy”) Y. Carroll, Jr.	8,015,072	20,964	3,033,592
William (“Bill”) Y. Carroll, Sr.	7,977,548	58,488	3,033,592
Clifton N. Miller	8,012,480	23,556	3,033,592
Ted C. Miller	8,012,078	23,958	3,033,592
David A. Ogle	7,363,978	672,058	3,033,592
Steven B. Tucker	8,017,671	18,365	3,033,592
Wesley M. (“Miller”) Welborn	8,015,149	20,887	3,033,592
Keith E. Whaley, O.D.	8,013,949	22,087	3,033,592
J. Beau Wicks	8,002,554	33,482	3,033,592
Geoffrey A. Wolpert	7,458,422	577,614	3,033,592

(b)
Ratification of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
11,064,788	766	4,074	–

(c)
Advisory Vote on Named Executive Officer Compensation. The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,880,213	136,569	19,254	3,033,592

(d)
Frequency of Advisory Vote on Named Executive Officer Compensation. The Company’s shareholders voted, on a non-binding, advisory basis, as follows on the frequency with which Company shareholders should have future non-binding, advisory votes on the compensation of the Company’s named executive officers:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
3,829,779	100,080	3,999,398	106,779

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: May 7, 2019
/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President and Chief Executive Officer